SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              December 2, 1999
                     (Date of earliest event reported)


                           RITE AID CORPORATION.
           (Exact Name of Registrant as Specified in its Charter)


           Delaware               1-5742              23-1614034
        (State or Other        (Commission          (IRS Employer
        Jurisdiction of        File Number)         Identification
        Incorporation)                                   Number)


              30 Hunter Lane, Camp Hill, Pennsylvania  17011
            (Address of Principal Offices, including zip code)


                             (717) 761-2633
           (Registrant's telephone number, including area code)



 ITEM 5.        OTHER EVENTS

      AGREEMENTS WITH LENDERS

           The company issued a press release on January 11, 2000 disclosing certain agreements reached with its lenders under its credit facilities and other financing arrangements. In December 1999, the company reached agreements with its lenders to modify certain financial covenants in its credit facilities and other financing arrangements, effective as of December 2, 1999. The press release and agreements with lenders are attached hereto as exhibits and incorporated herein by reference.

      EMPLOYMENT AGREEMENTS

           The company has entered into employment agreements, dated as of December 5, 1999 (the "Agreements"), with Robert G. Miller, Mary F. Sammons, David R. Jessick and John T. Standley (collectively, the "Executives") to employ such persons as Chairman of the Board of Directors and Chief Executive Officer, President and Chief Operating Officer, Senior Executive Vice President and Chief Administrative Officer and Executive Vice President and Chief Financial Officer, respectively. Pursuant to the Agreements, the Executives were granted options to purchase shares of the company's common stock (the "Common Stock") and shares of restricted Common Stock. The agreements are attached hereto as exhibits and incorporated herein by reference.

 ITEM 7.     EXHIBITS

     4.1 Waiver dated as of January 11, 2000 to the Amended and Restated Credit Agreement dated as of October 25, 1999 and amended as of December 2, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Agent.

     4.2 Amendment dated as of December 2, 1999 to the Amended and Restated Credit Agreement dated as of October 25, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Agent.

     4.3 Waiver dated as of January 11, 2000 to the Term Loan Agreement dated as of October 25, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

     4.4 Amendment dated as of December 2, 1999 to the Term Loan Agreement dated as of October 25, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

     4.5 Waiver dated as of January 11, 2000 to the Term Loan Agreement dated as of October 27, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

     4.6 Term Loan Agreement dated as of October 27, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

     4.7 Waiver dated as of January 11, 2000 to Guaranty dated as of March 19, 1998, as amended by Amendment No. 1, dated as of June 22, 1998, and as further amended by Amendment No. 2, dated as of October 25, 1999, and as further amended by Amendment No. 3, dated as of December 2, 1999 between Rite Aid Corporation and RAC Leasing LLC.

     4.8 Amendment No. 3, dated as of December 23, 1999 to Master Lease and Security Agreement, dated as of March 19, 1998, (as amended by Amendment No. 1, dated as of June 22, 1998, and Amendment No. 2 dated as of October 25, 1999) between RAC Leasing LLC and Rite Aid Realty Corp.

     4.9 Amendment No. 3 dated as of December 2, 1999 to Guaranty dated as of March 19, 1998, as amended by Amendment No. 1, dated as of June 22, 1998, and as further amended by Amendment No. 2, dated as of October 25, 1999, from Rite Aid Corporation to RAC Leasing LLC.

     4.10 Amendment No. 2 dated as of October 25, 1999 to Guaranty dated March 19, 1998 (as amended by Amendment No. 1, dated as of June 22, 1998) from Rite Aid Corporation to RAC Leasing LLC.

     4.11 Amendment No. 1 dated as of June 22, 1998, to Guaranty dated March 19, 1998, from Rite Aid Corporation to RAC Leasing LLC.

     4.12 Amendment No. 2 dated as of October 25, 1999 to Master Lease and Security Agreement, dated as of March 19, 1998 (as amended by Amendment No. 1, dated as of June 22, 1998) between RAC Leasing LLC and Rite Aid Realty Corp.

     4.13 Amendment No. 1 dated as of June 22, 1998 to Master Lease and Security Agreement, dated as of March 19, 1998 between RAC Leasing LLC and Rite Aid Realty Corp.

     4.14 Guaranty, dated as of March 19, 1998, from Rite Aid Corporation to RAC Leasing LLC.

     4.15 Master Lease and Security Agreement, dated as of March 19, 1998, between RAC Leasing LLC and Rite Aid Realty Corp.

     4.16 Waiver dated as of January 11, 2000 to Guaranty dated as of May 30, 1997, as amended by Amendment No. 1, dated as of October 25, 1999, and as further amended by Amendment No. 2, dated as of December 2, 1999 between Rite Aid Corporation and Sumitomo Bank Leasing and Finance, Inc.

     4.17 Amendment No. 2 dated as of December 2, 1999 to Guaranty dated as of May 30, 1997, as amended by Amendment No. 1, dated as of October 25, 1999, from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

     4.18 Amendment No. 1 dated as of October 25, 1999 to Guaranty dated as of May 30, 1997 from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

     4.19 Amendment No. 4, dated as of October 25, 1999 to Master Lease and Security Agreement, dated as of May 30, 1997, as amended by Amendment No. 1, dated as of March 11, 1998, and as further amended by Amendment No. 2, dated as of June 22, 1998, and as further amended by Amendment No. 3, dated as of May 26, 1999 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

     4.20 Amendment No. 3, dated as of May 26, 1999, to Master Lease and Security Agreement, dated as of May 30, 1997, (as amended by Amendment No. 1, dated as of March 11, 1998, as further amended by Amendment No. 2, dated as of June 22, 1998) between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

     4.21 Amendment No. 2, dated as of June 22, 1998 to Master Lease and Security Agreement, dated as of May 30, 1997, as amended by Amendment No. 1 to Master Lease and Security Agreement, dated as of March 11, 1998 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

     4.22 Amendment No. 1, dated as of March 11, 1998 to Master Lease and Security Agreement, dated as of May 30, 1997 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

     4.23 Guaranty, dated as of May 30, 1997 from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

     4.24 Master Lease and Security Agreement, dated as of May 30, 1997, between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

     4.25 Waiver No. 1 dated as of January 10, 2000 to Note Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999 and Amendment No. 2 dated as of December 2,
 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Life Insurance Company of America and PruCo Life Insurance Company and Waiver No. 1 dated as of January 10, 2000 to Guaranty Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999 and Amendment No. 2 dated as of December 2, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Life Insurance Company of America and PruCo Life Insurance Company.

     4.26 Amendment No. 2 dated as of December 2, 1999 to Note Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company and Amendment No. 2 dated as of December 2, 1999 to Guaranty Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company.

     4.27 Amendment No. 1 dated as of October 25, 1999 to Note Agreement dated as of September 30, 1996 among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company and Amendment No. 1 dated as of October 25, 1999 to Guaranty Agreement dated as of September 30, 1996 among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company.

     4.28 Guaranty Agreement dated as of September 30, 1996 from Rite Aid Corporation to The Prudential Insurance Company of America and PruCo Life Insurance Company.

     4.29 Note Agreement dated as of September 30, 1996 among Finco, Inc., The Prudential Insurance Company of America and PruCo Life Insurance Company.

     4.30 Amended and Restated Receivables Purchase Agreement dated as of January 11, 2000 among Rite Aid Funding LLC and Corporate Asset Funding Company, Inc. and Corporate Receivables Corporation and Citibank, N.A. and Citicorp North American, Inc, as agent for the Investors and the Banks, and Rite Aid Corporation, as Collection Agent.

     4.31 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and Robert G. Miller.

     4.32 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and Mary F. Sammons.

     4.33 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and David R. Jessick.

     4.34 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and John T. Standley.

     10.1 Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of December 5, 1999.

     10.2 Employment Agreement by and between Rite Aid Corporation and Mary F. Sammons dated as of December 5, 1999.

     10.3 Employment Agreement by and between Rite Aid Corporation and David R. Jessick, dated as of December 5, 1999.

     10.4 Employment Agreement by and between Rite Aid Corporation and John T. Standley, dated as of December 5, 1999.

     99.1  Press Release, dated January 11, 2000.




                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RITE AID CORPORATION


 Dated: January 14, 2000          By: /s/ Elliott S. Gerson
                                      --------------------------------------
                                      Name:  Elliott S. Gerson
                                      Title: Senior Executive Vice President
                                             and General Counsel




                             EXHIBIT INDEX

 Exhibit
 Number                     Description
 -------                    -----------
 4.1 Waiver dated as of January 11, 2000 to the Amended and Restated Credit Agreement dated as of October 25, 1999 and amended as of December 2, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Agent.

 4.2 Amendment dated as of December 2, 1999 to the Amended and Restated Credit Agreement dated as of October 25, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Agent.

 4.3 Waiver dated as of January 11, 2000 to the Term Loan Agreement dated as of October 25, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

 4.4 Amendment dated as of December 2, 1999 to the Term Loan Agreement dated as of October 25, 1999 among Rite Aid
           Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

 4.5 Waiver dated as of January 11, 2000 to the Term Loan Agreement dated as of October 27, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

 4.6 Term Loan Agreement dated as of October 27, 1999 among Rite Aid Corporation, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Administrative Agent.

 4.7 Waiver dated as of January 11, 2000 to Guaranty dated as of March 19, 1998, as amended by Amendment No. 1, dated as of June 22, 1998, and as further amended by Amendment No. 2, dated as of October 25, 1999, and as further amended by Amendment No. 3, dated as of December 2, 1999 between Rite Aid Corporation and RAC Leasing LLC.

 4.8 Amendment No. 3, dated as of December 23, 1999 to Master Lease and Security Agreement, dated as of March 19, 1998, (as amended by Amendment No. 1, dated as of June 22, 1998, and Amendment No. 2 dated as of October 25, 1999) between RAC Leasing LLC and Rite Aid Realty Corp.

 4.9 Amendment No. 3 dated as of December 2, 1999 to Guaranty dated as of March 19, 1998, as amended by Amendment No. 1, dated as of June 22, 1998, and as further amended by Amendment No. 2, dated as of October 25, 1999, from Rite Aid Corporation to RAC Leasing LLC.

 4.10 Amendment No. 2 dated as of October 25, 1999 to Guaranty dated March 19, 1998 (as amended by Amendment No. 1, dated as of June 22, 1998) from Rite Aid Corporation to RAC Leasing LLC.

 4.11 Amendment No. 1 dated as of June 22, 1998, to Guaranty dated March 19, 1998, from Rite Aid Corporation to RAC Leasing LLC.

 4.12 Amendment No. 2 dated as of October 25, 1999 to Master Lease and Security Agreement, dated as of March 19, 1998 (as amended by Amendment No. 1, dated as of June 22, 1998) between RAC Leasing LLC and Rite Aid Realty Corp.

 4.13 Amendment No. 1 dated as of June 22, 1998 to Master Lease and Security Agreement, dated as of March 19, 1998 between RAC Leasing LLC and Rite Aid Realty Corp.

 4.14      Guaranty, dated as of March 19, 1998, from Rite Aid
           Corporation to RAC Leasing LLC.

 4.15 Master Lease and Security Agreement, dated as of March 19, 1998, between RAC Leasing LLC and Rite Aid Realty Corp.

 4.16 Waiver dated as of January 11, 2000 to Guaranty dated as of May 30, 1997, as amended by Amendment No. 1, dated as of October 25, 1999, and as further amended by Amendment No. 2, dated as of December 2, 1999 between Rite Aid Corporation and Sumitomo Bank Leasing and Finance, Inc.

 4.17 Amendment No. 2 dated as of December 2, 1999 to Guaranty dated as of May 30, 1997, as amended by Amendment No. 1, dated as of October 25, 1999, from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

 4.18 Amendment No. 1 dated as of October 25, 1999 to Guaranty dated as of May 30, 1997 from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

 4.19 Amendment No. 4, dated as of October 25, 1999 to Master Lease and Security Agreement, dated as of May 30, 1997, as amended by Amendment No. 1, dated as of March 11, 1998, and as further amended by Amendment No. 2, dated as of June 22, 1998, and as further amended by Amendment No. 3, dated as of May 26, 1999 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

 4.20 Amendment No. 3, dated as of May 26, 1999, to Master Lease and Security Agreement, dated as of May 30, 1997, (as amended by Amendment No. 1, dated as of March 11, 1998, as further amended by Amendment No. 2, dated as of June 22, 1998) between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

 4.21 Amendment No. 2, dated as of June 22, 1998 to Master Lease and Security Agreement, dated as of May 30, 1997, as amended by Amendment No. 1 to Master Lease and Security Agreement, dated as of March 11, 1998 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

 4.22 Amendment No. 1, dated as of March 11, 1998 to Master Lease and Security Agreement, dated as of May 30, 1997 between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

 4.23 Guaranty, dated as of May 30, 1997 from Rite Aid Corporation to Sumotomo Bank Leasing and Finance, Inc.

 4.24 Master Lease and Security Agreement, dated as of May 30, 1997, between Sumitomo Bank Leasing and Finance, Inc. and Rite Aid Realty Corp.

 4.25 Waiver No. 1 dated as of January 10, 2000 to Note Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999 and Amendment No. 2 dated as of December 2, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Life Insurance Company of America and PruCo Life Insurance Company and Waiver No. 1 dated as of January 10, 2000 to Guaranty Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999 and Amendment No. 2 dated as of December 2,
           1999) among Finco, Inc., Rite Aid Corporation, The Prudential Life Insurance Company of America and PruCo Life Insurance Company.

 4.26 Amendment No. 2 dated as of December 2, 1999 to Note Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company and Amendment No. 2 dated as of December 2, 1999 to Guaranty Agreement dated as of September 30, 1996 (as previously amended pursuant to Amendment No. 1 dated as of October 25, 1999) among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company.

 4.27 Amendment No. 1 dated as of October 25, 1999 to Note Agreement dated as of September 30, 1996 among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company and Amendment No. 1 dated as of October 25, 1999 to Guaranty Agreement dated as of September 30, 1996 among Finco, Inc., Rite Aid Corporation, The Prudential Insurance Company of America and PruCo Life Insurance Company.

 4.28 Guaranty Agreement dated as of September 30, 1996 from Rite Aid Corporation to The Prudential Insurance Company of America and PruCo Life Insurance Company.

 4.29 Note Agreement dated as of September 30, 1996 among Finco, Inc., The Prudential Insurance Company of America and PruCo Life Insurance Company.

 4.30 Amended and Restated Receivables Purchase Agreement dated as of January 11, 2000 among Rite Aid Funding LLC and Corporate Asset Funding Company, Inc. and Corporate Receivables Corporation and Citibank, N.A. and Citicorp North American, Inc, as agent for the Investors and the Banks, and Rite Aid Corporation, as Collection Agent.

 4.31 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and Robert G. Miller.

 4.32 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and Mary F. Sammons.

 4.33 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and David R. Jessick.

 4.34 Rite Aid Corporation Restricted Stock and Stock Option Award Agreement, made as of December 5, 1999, by and between Rite Aid Corporation and John T. Standley.

 10.1 Employment Agreement by and between Rite Aid Corporation and Robert G. Miller, dated as of December 5, 1999.

 10.2      Employment Agreement by and between Rite Aid Corporation and Mary
           F. Sammons dated as of  December 5, 1999.

 10.3 Employment Agreement by and between Rite Aid Corporation and David R. Jessick, dated as of December 5, 1999.

 10.4      Employment Agreement by and between Rite Aid Corporation and John
           T. Standley, dated as of December 5, 1999.

 99.1      Press Release, dated January 11, 2000.